UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2005

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 237-5100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 21, 2005, the Board of Directors of PerkinElmer, Inc. (“PerkinElmer”) appointed Robert F. Friel Vice Chairman of PerkinElmer and elected him to become a member of the Board of Directors, both effective as of January 1, 2006. Also on October 21, 2005, in connection with Mr. Friel’s appointment as Vice Chairman, Mr. Jeffrey D. Capello was promoted to the position of Senior Vice President and Chief Financial Officer, effective January 1, 2006.

Both Mr. Friel and Mr. Capello entered into employment agreements with the Company in June, 2004, the details of which were previously reported under the heading, “Executive Compensation—Employment and Other Agreements,” in our definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2005, which disclosure is incorporated herein by reference. In recognition of their increased responsibilities as officers of PerkinElmer in their new positions, the Compensation Committee of the Board of Directors approved certain changes to the compensation of Mr. Friel and Mr. Capello, effective as of January 1, 2006, as detailed in the attached Exhibit 99.1 incorporated herein by reference.

Experience

Mr. Friel, 50, joined PerkinElmer in February 1999 as Senior Vice President and Chief Financial Officer. Since November 2004, he served as the Executive Vice President and Chief Financial Officer, with responsibility for business development and information technology in addition to his oversight of the finance functions. Prior to joining PerkinElmer, from 1980 to 1999, he held several positions at AlliedSignal, Inc., now Honeywell International, including Corporate Vice President and Treasurer from 1997 to 1999 and Vice President, Finance and Administration of Aerospace Engines from 1992 to 1996. Mr. Friel is a director of Fairchild Semiconductor Corp. and of Millennium Pharmaceuticals, Inc. No family relationship exists between Mr. Friel and any other directors or executive officers of PerkinElmer.

Mr. Capello, 41, joined PerkinElmer in June 2001 as Vice President of Finance and was named Chief Accounting Officer in April 2002. From 1997 to June 2001, he served as a partner at PricewaterhouseCoopers LLP, a public accounting firm, initially in the United States and later in the Netherlands. No family relationship exists between Mr. Capello and any of directors or other executive officers of PerkinElmer.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information reported under Item 1.01 “Entry into a Material Definitive Agreement” above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: October 27, 2005	By:	/s/ ROBERT F. FRIEL
Robert F. Friel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Summary of Compensation Changes